SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM Asia Pacific Growth Fund Fiscal period ending: December 31, 1995
Inception date (if less than 10 years of performance):  May 1, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $         $            $1,000

ERV =  Ending Redeemable Value   $         $            $1,013

T   =  Average Annual
       Total Return              %         %             1.35%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM Diversified Income Fund Fiscal period ending: December 31, 1995
Inception date (if less than 10 years of performance):  September 15, 1993


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,175    $            $1,130

T   =  Average Annual
       Total Return               17.47%   %             5.49%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,620,314

Expenses                         $197,803

Reimbursement                    $0

Average shares                   27,070,497

NAV                              $11.03

Sales Charge                     0%

POP                              $11.03

Yield at POP                      5.79%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM Global Asset Allocation Fund Fiscal period ending: December 31, 1995
Inception date (if less than 10 years of performance):  February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,230    $            $2,009

T   =  Average Annual
       Total Return               22.97%   %             9.21%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,178,221

Expenses                         $311,440

Reimbursement                    $0

Average shares                   32,993,072

NAV                              $16.15

Sales Charge                     0%

POP                              $16.15

Yield at POP                     1.96%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM Global Growth Fund Fiscal period ending: December 31, 1995
Inception date (if less than 10 years of performance):  May 1, 1990


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,141    $1,621       $1,496

T   =  Average Annual
       Total Return               14.06%    10.14%       7.37%*

              *Life of fund, if less than 10 years

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM Growth and Income Fund Fiscal period ending: December 31, 1995
Inception date (if less than 10 years of performance):  February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,348    $            $2,720

T   =  Average Annual
       Total Return               34.81%   %             13.47%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $9,418,268

Expenses                         $1,344,288

Reimbursement                    $0

Average shares                   152,217,762

NAV                              $21.47

Sales Charge                     0%

POP                              $21.47

Yield at POP                     2.98%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Capital Manager Trust -- PCM High Yield Fund
Fiscal period ending:  December 31, 1995
Inception date (if less than 10 years of performance):  February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,167    $            $2,039

T   =  Average Annual
       Total Return               16.67%   %             9.41%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $3,448,218

Expenses                         $214,631

Reimbursement                    $0

Average shares                   39,455,578

NAV                              $12.37

Sales Charge                     0%

POP                              $12.37

Yield at POP                     8.08%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Capital Manager Trust -- PCM Money Market Fund
Fiscal periods ending: December 31, 1995
Inception date (if less than 10 years of performance):  February 1, 1988




7 DAY YIELD FORMULA - DIVIDENDS DECLARED FOR LAST 7 DAYS / 7 *365

TOTAL DIVIDENDS DECLARED
PER SHARE FOR LAST 7 DAYS:       0.001025

7 DAY YIELD =                    5.34464%


CALCULATION OF 7 DAY EFFECTIVE YIELD

                         7 DAY YIELD          ^52.142857
                   ( 1 + --------------------)           -1
                          (100 * 52.142587)

7 DAY EFFECTIVE YIELD =          5.4871894%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM New Opportunities Fund Fiscal period ending: December 31, 1995
Inception date (if less than 10 years of performance):  May 2, 1994


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,429    $            $1,531

T   =  Average Annual
       Total Return               42.85%   %             29.06%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM U.S. Government and High Quality Bond Fund
Fiscal period ending:  December 31, 1995
Inception date (if less than 10 years of performance):  February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,188    $            $1,845

T   =  Average Annual
       Total Return               18.77%   %             8.04%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $3,794,907

Expenses                         $344,885

Reimbursement                    $0

Average shares                   54,045,674

NAV                              $13.74

Sales Charge                     0%

POP                              $13.74

Yield at POP                     5.64%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Capital Manager Trust -- PCM Utilities Growth and
Income Fund
Fiscal period ending:  December 31, 1995
Inception date (if less than 10 years of performance):  May 4, 1992


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,293    $            $1,407

T   =  Average Annual
       Total Return               29.25%   %             9.76%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,982,598

Expenses                         $300,592

Reimbursement                    $0

Average shares                   39,611,596

NAV                              $13.28

Sales Charge                     0%

POP                              $13.28

Yield at POP                     3.87%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Capital Manager Trust -- PCM Voyager Fund
Fiscal period ending:  December 31, 1995
Inception date (if less than 10 years of performance):  February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,387    $2,536       $3,252

T   =  Average Annual
       Total Return               38.71%   20.46%        16.06%*

              *Life of fund, if less than 10 years